UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2024.

DATASEA INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38767	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20th Floor, Tower B, Guorui Plaza

1 Ronghua South Road Technological Development Zone,

Beijing, People’s Republic of China 100176

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (+86) 10-56145240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DTSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2024, 9:00 PM, ET (June 7, 2024, 9:00 AM, Beijing Time), the Company held its Annual Meeting. As of April 17, 2024 (the “Record Date”), there were 3,057,944 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 1,570,434 shares, or 51.385%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal One: Election of Directors.

To elect Zhixin Liu, Fu Liu, Yan Yang, Stephen (Chun Kwok) Wong and Michael J. Antonoplos, each to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Elect Zhixin Liu	1,570,434	0	898	1
Elect Fu Liu	1,570,454	0	878	1
Elect Yan Yang	1,569,865	0	1,467	1
Elect Chun Kwok Wong	1,569,833	0	1,499	1
Elect Michael J. Antonoplos	1,569,870	0	1,462	1

Proposal Two: Ratification of Appointment of Independent Auditor.

To ratify the appointment of Paris Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,570,275	254	803	1

Proposal Three: Approval of the Amendment No.3 to the Company’s 2018 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,569,005	2,034	294	0

 Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASEA INC.

June 11, 2024	By:	/s/ Zhixin Liu
		Name:	Zhixin Liu
		Title:	Chief Executive Officer

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